UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4375

Name of Fund: Merrill Lynch New York Municipal Bond Fund of Merrill Lynch
              Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
      P.O. Box 9011, Princeton NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 09/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        New York
                                        Municipal
                                        Bond Fund

Annual Report
September 30, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch New York Municipal Bond Fund

Distribution by Market Sector (unaudited)

                                                                Percent of Total
As of September 30, 2004                                          Investments
--------------------------------------------------------------------------------
Other Revenue Bonds .......................................           77.9%
General Obligation Bonds ..................................           17.2
Prerefunded Bonds+ ........................................            4.9
                                                                     -----
Total .....................................................          100.0%
                                                                     =====

+     Backed by an escrow fund.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate three times in the past several months, from 1% to 1.75%. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here, anxiously absorbing every bit of economic data and Fed innuendo.

While any market jitters associated with the presidential election should subside after November, the effect of oil prices is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical crises are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +4.60% as of September 30, 2004. Yields, although volatile, were not dramatically changed year over year. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Trustee


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We continued to focus on increasing the Fund's yield while also looking to improve credit and coupon diversification, allowing the Fund flexibility to take advantage of various market opportunities.

Describe the recent market environment relative to municipal bonds.

Despite considerable monthly volatility, long-term U.S. Treasury bond yields ended the 12-month period little changed from year-ago levels. Tax-exempt bonds were not as volatile as their taxable counterparts and registered modest gains for the year.

Early in the period, U.S. Treasury bond yields declined while their prices, which move in the opposite direction, rose. Somewhat surprisingly, this increase in bond prices came as the U.S. economy continued to improve. However, solid job creation remained elusive, producing a drag on consumer confidence. Against this backdrop, investors became convinced that the Federal Reserve Board (the Fed) would hold short-term interest rates near their historic lows. By mid-March 2004, yields on 30-year U.S. Treasury bonds had declined to 4.65%.

In early April, however, monthly employment reports began to reveal unexpectedly large gains in job growth. Consumer confidence increased, and investors started to anticipate that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation. Yields rose in response, with long-term Treasury bond yields surpassing 5.50% early in June 2004.

For the rest of the period, bond yields generally fell as payroll growth began to wane and inflation appeared negligible. Although the Fed embarked on a tightening cycle with a 25 basis point (.25%) interest rate hike in June, it also telegraphed its intention to continue raising interest rates at a measured pace, removing earlier concerns about the potential for more dramatic increases. Despite additional Fed interest rate hikes in August and September, the prospect for a moderate tightening helped support higher bond prices, and lower yields, for the remainder of the Fund's fiscal year.

By September 30, 2004, the 30-year Treasury bond yield stood at 4.89%, essentially unchanged from a year earlier. The yield on the 10-year U.S. Treasury note increased more than 15 basis points, ending the period at 4.12%. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell approximately 20 basis points during the past 12 months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 5 basis points to 4.68%, while yields on 10-year AAA-rated issues remained essentially unchanged at 3.47%.

More than $360 billion in new long-term tax-exempt bonds was issued in the past 12 months, a drop of approximately 8% compared to the previous year. During the third quarter of 2004, approximately $78 billion in long-term tax-exempt bonds was issued, a decline of nearly 12% compared to the same three months in 2003. The trend of declining municipal bond issuance allowed tax-exempt bond prices to register moderate gains and outperform the taxable market.

Describe conditions in the State of New York.

New York maintains credit ratings of A2 from Moody's, AA from Standard & Poor's and AA- from Fitch. Moody's recently assigned a positive outlook to the state's credit rating, while Fitch carries a stable trend and Standard & Poor's applies a negative outlook. New issuance of New York municipal bonds has slowed in the past year and, year-to-date as of September 30, is down about 18% versus the same period a year ago. The limited availability of new bonds has kept portfolio turnover relatively muted.

The weakened economy continued to put pressure on New York's budget. Despite spending cuts and significant increases in personal and sales tax rates, the state relied on one-time revenue sources, particularly $4.2 billion in proceeds from tobacco settlement revenue bonds, to close its budget gap in fiscal year 2004 (which ended March 31, 2004).

The state's 2005 fiscal year opened without an adopted budget. The governor's executive budget totals $99 billion and recommends closing a $5 billion gap through $2.6 billion in spending cuts and $1.5 billion in non-recurring sources, significantly less than the prior two fiscal years. Adopting and maintaining a balanced budget has been complicated by political resistance to additional tax hikes and cuts in popular programs, as well as pressures from local governments for pension and Medicaid relief, and a lack of readily available one-time revenue sources. The proposed budget also does not address a lawsuit recently won by the Campaign for Fiscal Equity that could require up to $2 billion in annual state education spending.


4      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2004, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +3.05%, +2.72%, +2.53% and +3.15%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) The unmanaged Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds throughout the nation, returned +4.60% for the same period while the Lipper New York Municipal Debt Funds category had an average return of +3.94%. (Funds in this Lipper category invest in securities that are exempt from New York State or City taxes.)

In the past year, we found ourselves in an unusual market situation -- one without historical precedent. The Fed had begun increasing interest rates, yet longer-dated bond prices rallied as their yields declined. We had positioned the Fund for interest rate hikes by maintaining a relatively short duration. This normally would be a prudent approach in a rising interest rate environment, as a shorter duration helps to limit an investment's sensitivity to rate increases while also providing a level of protection to its underlying net asset value. Our shorter, defensive positioning hampered performance as the market rallied this summer, but we believe this is the appropriate posture for the anticipated higher interest rate environment ahead. Also detracting from Fund performance during the year was the default of the bonds of Cicero, New York. These revenue bonds, issued to finance a recreation facility in Cicero, were sold out of the portfolio in mid-summer.

During the year, we continued to focus on enhancing shareholder value through an emphasis on providing attractive tax-exempt income and reducing the level of portfolio volatility. The Fund benefited from strong couponing and a higher accrual than many of its peers, making its yield quite favorable.

What changes were made to the portfolio during the year?

We looked to purchase bonds in the 20-year - 30-year maturity range as compelling opportunities arose. Our observations and research revealed that the longer end of the yield curve has held firm, while the 10-year - 15-year sector has continued to be more volatile.

We consistently looked for opportunities to pick up yield and actively added new credits with yields exceeding 5% whenever possible. Most recently, however, we have seen a decline in new issuance, making it difficult to significantly restructure the portfolio. We also sought to enhance the Fund's flexibility in responding to the markets. Our goal is to build a more diversified portfolio that incorporates a variety of credits and coupons. For example, we added some discounted bonds with 4.5% coupons as well as attractive retail names in an effort to capitalize on market opportunities not necessarily associated with interest rate movements.

Finally, as our research turned negative on tobacco bonds, we reduced our exposure from over 1% of net assets to less than 0.5%. While underweight in the tobacco sector, the positions we did maintain contributed to the Fund's above-average yield. Overall, we maintained our focus on increasing the income provided to shareholders while seeking to mute the Fund's net asset value volatility.

How would you characterize the Fund's position at the close of the period?

We ended the period on course for higher interest rates. That is, we maintained a defensive position with relatively short duration vis-a-vis our benchmarks. We expect the Fed to continue its measured program of interest rate increases, which should force long-term bond yields higher. While the duration and magnitude of the Fed tightening is unknown, we believe we are not yet at the end of the cycle. For that reason, we find it prudent to maintain a defensive stance. The benefit of this approach is that it should lessen the Fund's net asset value volatility, while also continuing to generate an attractive yield for our shareholders.

Finally, we expect New York municipal bond issuance to increase as the state and its municipalities capitalize on the still low short-term interest rates to lower their financing costs. Several large issues that had been held up pending the required approval look to take advantage of legislation resulting from the events of 9/11. The legislation allowed for additional refunding and provided for certain projects that would benefit New York City rebuilding efforts. We expect that the increased issuance should provide the Fund with more attractive trading opportunities.

Timothy T. Browse, CFA
Vice President and Portfolio Manager

October 11, 2004


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004      5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                                                       Ten-Year/
                                                       6-Month         12-Month     Since Inception    Standardized
As of September 30, 2004                            Total Return     Total Return     Total Return     30-Day Yield
===================================================================================================================
ML New York Municipal Bond Fund Class A Shares*         +1.25%          +3.05%          +71.69%            4.07%
-------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class B Shares*         +1.04           +2.72           +63.71             3.83
-------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class C Shares*         +0.99           +2.53           +63.39             3.74
-------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class I Shares*         +1.30           +3.15           +72.04             4.17
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                  +1.43           +4.60        +92.54/+96.02           --
-------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Ten-year/since inception total returns are for 10 years and from 10/31/94.


6      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

ML New York Municipal Bond Fund's Class A and Class C Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class C Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to September 2004:

                                    10/21/94**       9/95              9/96             9/97              9/98             9/99
ML New York
Municipal Bond Fund+--
Class A Shares*                     $ 9,600          $10,366           $10,999          $11,954           $13,129          $12,369

ML New York
Municipal Bond Fund+--
Class C Shares*                     $10,000          $10,756           $11,355          $12,277           $13,416          $12,577

                                    9/00             9/01              9/02             9/03              9/04
ML New York
Municipal Bond Fund+--
Class A Shares*                     $12,996          $14,429           $15,545          $15,995           $16,482

ML New York
Municipal Bond Fund+--
Class C Shares*                     $13,148          $14,522           $15,566          $15,936           $16,339

                                    10/31/94         9/95              9/96             9/97              9/98             9/99
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,319           $12,003          $13,085           $14,225          $14,126

                                    9/00             9/01              9/02             9/03              9/04
Lehman Brothers Municipal
Bond Index++                        $14,999          $16,558           $18,038          $18,740           $19,602

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index is from 10/31/94.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/04                                +3.05%          -1.08%
--------------------------------------------------------------------------------
Five Years Ended 9/30/04                              +5.91           +5.05
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/04                                       +5.59           +5.15
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                     Return           Return
                                                  Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/04                                +2.53%          +1.54%
--------------------------------------------------------------------------------
Five Years Ended 9/30/04                              +5.37           +5.37
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/04                                       +5.06           +5.06
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004      7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

ML New York Municipal Bond Fund's Class B and Class I Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from September 1994 to September 2004:

                                    9/94             9/95              9/96             9/97              9/98
ML New York
Municipal Bond Fund+--
Class B Shares*                     $10,000          $10,681           $11,287          $12,206           $13,351

ML New York
Municipal Bond Fund+--
Class I Shares*                     $ 9,600          $10,306           $10,946          $11,898           $13,080

Lehman Brothers Municipal
Bond Index++                        $10,000          $11,118           $11,790          $12,853           $13,973

                                    9/99             9/00              9/01             9/02              9/03             9/04
ML New York
Municipal Bond Fund+--
Class B Shares*                     $12,527          $13,121           $14,508          $15,566           $15,937          $16,371

ML New York
Municipal Bond Fund+--
Class I Shares*                     $12,335          $12,974           $14,418          $15,562           $16,012          $16,516

Lehman Brothers Municipal
Bond Index++                        $13,876          $14,732           $16,264          $17,717           $18,407          $19,254

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                     Return           Return
                                                  Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/04                                +2.72%          -1.21%
--------------------------------------------------------------------------------
Five Years Ended 9/30/04                              +5.50           +5.17
--------------------------------------------------------------------------------
Ten Years Ended 9/30/04                               +5.05           +5.05
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 9/30/04                                +3.15%          -0.98%
--------------------------------------------------------------------------------
Five Years Ended 9/30/04                              +6.01           +5.15
--------------------------------------------------------------------------------
Ten Years Ended 9/30/04                               +5.58           +5.15
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


8      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2004 and held through September 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                             Expenses Paid
                                                 Beginning               Ending           During the Period*
                                               Account Value          Account Value        April 1, 2004 to
                                               April 1, 2004        September 30, 2004    September 30, 2004
============================================================================================================
Actual
============================================================================================================
Class A                                            $1,000                $1,012.50              $4.28
------------------------------------------------------------------------------------------------------------
Class B                                            $1,000                $1,010.40              $6.33
------------------------------------------------------------------------------------------------------------
Class C                                            $1,000                $1,009.90              $6.78
------------------------------------------------------------------------------------------------------------
Class I                                            $1,000                $1,013.00              $3.77
============================================================================================================
Hypothetical (5% annual return before expenses)**
============================================================================================================
Class A                                            $1,000                $1,020.75              $4.29
------------------------------------------------------------------------------------------------------------
Class B                                            $1,000                $1,018.70              $6.36
------------------------------------------------------------------------------------------------------------
Class C                                            $1,000                $1,018.25              $6.81
------------------------------------------------------------------------------------------------------------
Class I                                            $1,000                $1,021.25              $3.79
------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.85% for Class A, 1.26% for Class B, 1.35% for Class C and .75% for Class I), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004      9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                    S&P       Moody's    Face
                    Ratings+  Ratings+   Amount   Municipal Bonds                                                           Value
==================================================================================================================================
New York--86.7%
----------------------------------------------------------------------------------------------------------------------------------
                    AA        NR*        $1,175   Albany, New York, IDA, Civic Facility Revenue Bonds (University
                                                  Heights--Albany Law School), Series A, 6.75% due 12/01/2019 (i)         $  1,383
                    --------------------------------------------------------------------------------------------------------------
                    NR*       NR*         1,250   Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Saint
                                                  Francis Hospital), Series B, 7.25% due 3/01/2019                           1,253
                    --------------------------------------------------------------------------------------------------------------
                                                  Erie County, New York, IDA, Life Care Community Revenue Bonds
                                                  (Episcopal Church Home), Series A:
                    NR*       NR*         1,500         5.875% due 2/01/2018                                                 1,534
                    NR*       NR*         3,000         6% due 2/01/2028                                                     3,039
                    --------------------------------------------------------------------------------------------------------------
                                                  Erie County, New York, IDA, School Facility Revenue Bonds (City of
                                                  Buffalo Project) (c):
                    AAA       Aaa         1,755         5.75% due 5/01/2021                                                  2,014
                    AAA       Aaa         1,775         5.75% due 5/01/2024                                                  1,988
                    --------------------------------------------------------------------------------------------------------------
                                                  Hempstead Town, New York, IDA, Civic Facility Revenue Bonds (Adelphi
                                                  University Civic Facility):
                    A-        NR*         1,700         5.75% due 6/01/2022                                                  1,875
                    A-        NR*         2,500         5.50% due 6/01/2032                                                  2,649
                    --------------------------------------------------------------------------------------------------------------
                    NR*       Aaa           130   Manhasset, New York, Union Free School District, GO, 4.50% due
                                                  9/15/2028 (b)                                                                128
                    --------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Commuter Facilities
                                                  Revenue Refunding Bonds (h):
                    AAA       Aaa           100         Series B, 5.125% due 7/01/2024 (a)                                     108
                    AAA       Aaa         2,750         Series D, 5% due 7/01/2016 (d)                                       2,970
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                  Revenue Bonds, Series A, 6.125% due 4/01/2010 (b)(e)                       1,166
                    --------------------------------------------------------------------------------------------------------------
                    NR*       Aaa         2,100   Metropolitan Transportation Authority, New York, Revenue Refunding
                                                  Bonds, RIB, Series 724X, 9.56% due 11/15/2032 (c)(g)                       2,607
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa           800   Metropolitan Transportation Authority, New York, Transportation
                                                  Revenue Refunding Bonds, Series E, 5.125% due 11/15/2024 (d)                 841
                    --------------------------------------------------------------------------------------------------------------
                    NR*       Baa3          445   Monroe County, New York, IDA, Student Housing Revenue Bonds
                                                  (Collegiate), Series A, 5.375% due 4/01/2029                                 434
                    --------------------------------------------------------------------------------------------------------------
                    AA        Aa2         2,500   New York City, New York, City Housing Development Corporation,
                                                  M/F Housing Revenue Bonds, AMT, Series A, 5.50% due 11/01/2034             2,565
                    --------------------------------------------------------------------------------------------------------------
                    NR*       Aa3         2,485   New York City, New York, City Housing Development Corporation,
                                                  Presidential Revenue Bonds (The Animal Medical Center), Series A,
                                                  5.50% due 12/01/2033                                                       2,589
                    --------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, City IDA, Civic Facility Revenue Bonds:
                    NR*       NR*           700         (A Very Special Place Inc. Project), Series A, 6.125%
                                                        due 1/01/2013                                                          707
                    NR*       NR*         1,600         (A Very Special Place Inc. Project), Series A, 7% due 1/01/2033      1,669
                    BBB-      NR*         6,000         (PSCH Inc. Project), 6.375% due 7/01/2033                            6,313
                    NR*       NR*         2,500         Series C, 6.80% due 6/01/2028                                        2,589
                    NR*       NR*         1,000         (Special Needs Facility Pooled Program), Series A-1, 6.50%
                                                        due 7/01/2017                                                        1,032
                    NR*       NR*         2,540         (Special Needs Facility Pooled Program), Series C-1, 6.50%
                                                        due 7/01/2017                                                        2,622
                    --------------------------------------------------------------------------------------------------------------
                    NR*       NR*         2,000   New York City, New York, City IDA, Revenue Bonds (Visy Paper Inc.
                                                  Project), AMT, 7.95% due 1/01/2028                                         2,087
                    --------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, City IDA, Special Facilities Revenue
                                                  Bonds, AMT:
                    BB-       Ba2         1,000         (British Airways PLC Project), 5.25% due 12/01/2032                    734
                    CCC+      NR*         1,045         (Continental Airlines Inc.), 7.25% due 11/01/2008                      935
                    CCC+      NR*         1,250         (Continental Airlines Inc.), 8% due 11/01/2012                       1,083
                    CCC+      NR*           250         (Continental Airlines Inc. Project), 8.375% due 11/01/2016             213
                    B-        Caa1        1,965         (Northwest Airlines Inc.), 6% due 6/01/2027                          1,346
                    BBB+      A3          3,250         (Terminal One Group Association Project), 6.125% due 1/01/2024       3,349

Portfolio Abbreviations

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
TAN       Tax Anticipation Notes


10     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                    S&P       Moody's    Face
                    Ratings+  Ratings+   Amount   Municipal Bonds                                                           Value
==================================================================================================================================
New York (continued)
----------------------------------------------------------------------------------------------------------------------------------
                    AA+       Aa2        $  990   New York City, New York, City Transitional Finance Authority,
                                                  Future Tax Secured Revenue Bonds, Series C, 5.50% due 5/01/2025         $  1,069
                    --------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, GO, Refunding:
                    AAA       Aaa         1,280         Series B, 6.375% due 8/15/2005 (e)                                   1,346
                    A         A2          1,695         Series G, 5.75% due 2/01/2006 (e)                                    1,811
                    A         A2          1,005         Series G, 5.75% due 2/01/2020                                        1,059
                    A         A2          1,085         Series J, 6% due 8/01/2007 (e)                                       1,214
                    A         A2          2,415         Series J, 6% due 8/01/2017                                           2,628
                    --------------------------------------------------------------------------------------------------------------
                    A         A2          2,000   New York City, New York, GO, Series J, 5% due 5/15/2023                    2,065
                    --------------------------------------------------------------------------------------------------------------
                    CCC       Caa2        3,500   New York City, New York, IDA, Special Facilities Revenue Bonds (1990
                                                  American Airlines Inc. Project), AMT, 5.40% due 7/01/2020                  1,960
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,000   New York State Dormitory Authority, Hospital Revenue Refunding Bonds
                                                  (The New York-Presbyterian Hospital), Series A, 5.25% due
                                                  8/15/2019 (c)                                                              1,098
                    --------------------------------------------------------------------------------------------------------------
                    AAA       NR*           750   New York State Dormitory Authority, Lease Revenue Bonds (State
                                                  University Dormitory Facilities), Series A, 4.50% due 7/01/2034 (d)          721
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Dormitory Authority Revenue Bonds:
                    AAA       NR*         1,000         (Jewish Board of Family and Children), 5% due 7/01/2023 (a)          1,040
                    A+        A1          1,500         (Rochester University), Series A, 5.125% due 7/01/2039               1,527
                    AAA       Aaa         1,090         (School Districts Bond Financing Program), Series J, 5.125%
                                                        due 10/01/2023 (d)                                                   1,157
                    AAA       Aaa         1,145         (School Districts Bond Financing Program), Series J, 5.125%
                                                        due 10/01/2024 (d)                                                   1,210
                    AAA       Aaa         1,180         (School Districts Financing Program), Series E, 5.75% due
                                                        10/01/2030 (d)                                                       1,321
                    AAA       NR*         3,000         (White Plains Hospital), 5.375% due 2/15/2043                        3,120
                    AAA       NR*         2,500         (Willow Towers Inc. Project), 5.40% due 2/01/2034 (f)                2,631
                    --------------------------------------------------------------------------------------------------------------
                    BB        Ba1         4,850   New York State Dormitory Authority, Revenue Refunding Bonds (Mount
                                                  Sinai Health), Series A, 6.625% due 7/01/2018                              4,995
                    --------------------------------------------------------------------------------------------------------------
                    AA-       A3          1,565   New York State Dormitory Authority, Upstate Community Colleges
                                                  Revenue Refunding Bonds, Series B, 5.25% due 7/01/2021                     1,673
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         6,400   New York State Energy Research and Development Authority, Facilities
                                                  Revenue Refunding Bonds (Consolidated Edison Co. of New York),
                                                  Series A, 6.10% due 8/15/2020 (a)                                          6,728
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         2,000   New York State Energy Research and Development Authority, PCR,
                                                  Refunding (Central Hudson Gas and Electric), Series A, 5.45%
                                                  due 8/01/2027 (a)                                                          2,147
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         3,000   New York State Environmental Facilities Corporation, Special
                                                  Obligation Revenue Refunding Bonds (Riverbank State Park), 6.25%
                                                  due 4/01/2012 (a)                                                          3,582
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         3,550   New York State, HFA, Revenue Refunding Bonds (Housing Mortgage
                                                  Project), Series A, 6.10% due 11/01/2015 (c)                               3,681
                    --------------------------------------------------------------------------------------------------------------
                    NR*       Aa1         2,980   New York State Mortgage Agency Revenue Bonds, AMT, Series 101, 5.40%
                                                  due 4/01/2032                                                              3,052
                    --------------------------------------------------------------------------------------------------------------
                    NR*       Aaa         2,800   New York State Mortgage Agency Revenue Bonds, DRIVERS, AMT,
                                                  Series 191, 9.75% due 4/01/2030 (g)                                        3,172
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Municipal Bond Bank Agency, Special School Purpose
                                                  Revenue Bonds, Series C:
                    A+        NR*         1,000         5.25% due 6/01/2021                                                  1,063
                    A+        NR*         1,700         5.25% due 12/01/2021                                                 1,807
                    A+        NR*         1,000         5.25% due 6/01/2022                                                  1,059
                    A+        NR*         1,000         5.25% due 12/01/2022                                                 1,059
                    --------------------------------------------------------------------------------------------------------------
                    AA-       Aa3         2,320   New York State Thruway Authority, General Revenue Bonds, Series D,
                                                  5.50% due 1/01/2017                                                        2,492


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004     11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                    S&P       Moody's    Face
                    Ratings+  Ratings+   Amount   Municipal Bonds                                                           Value
==================================================================================================================================
New York (continued)
----------------------------------------------------------------------------------------------------------------------------------
                    AA        A1         $2,000   New York State Urban Development Corporation, Personal Income Tax
                                                  Revenue Bonds (State Facilities), Series A, 5.50% due 3/15/2032         $  2,135
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Urban Development Corporation Revenue Bonds (Youth
                                                  Facilities Services Contract), Series B (e):
                    AA-       NR*         1,675         6% due 4/01/2010                                                     1,956
                    AA-       NR*           750         6.125% due 4/01/2010                                                   881
                    AA-       NR*           615         6.25% due 4/01/2010                                                    726
                    --------------------------------------------------------------------------------------------------------------
                                                  New York State Urban Development Corporation, Revenue Refunding
                                                  Bonds:
                    AA-       A3          1,685         (Clarkson Center Advance Materials), 5.50% due 1/01/2020             1,932
                    AA-       A3          3,500         (University Facility Grants), 5.50% due 1/01/2019                    4,017
                    --------------------------------------------------------------------------------------------------------------
                    BBB       Baa1        3,975   Niagara County, New York, IDA, Solid Waste Disposal Revenue
                                                  Refunding Bonds, AMT, Series A, 5.45% due 11/15/2026                       4,287
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,000   North Country, New York, Development Authority, Solid Waste
                                                  Management System Revenue Refunding Bonds, 6% due 5/15/2015 (c)            1,173
                    --------------------------------------------------------------------------------------------------------------
                                                  Onondaga County, New York, IDA Revenue Bonds (Air Cargo), AMT:
                    NR*       Baa3        3,975         6.125% due 1/01/2032                                                 4,025
                    NR*       Ba1         1,365         7.25% due 1/01/2032                                                  1,392
                    --------------------------------------------------------------------------------------------------------------
                    NR*       Aaa         4,075   Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                                  Receipts, AMT, Class R, Series 10, 9.724% due 1/15/2017 (c)(g)             4,651
                    --------------------------------------------------------------------------------------------------------------
                    NR*       Aaa         6,000   Port Authority of New York and New Jersey, Special Obligation
                                                  Revenue Bonds, RIB, AMT, Series 243, 10.50% due 12/01/2010 (d)(g)          7,737
                    --------------------------------------------------------------------------------------------------------------
                                                  Sachem Central School District (Holbrook), New York, GO,
                                                  Series B (d):
                    AAA       Aaa         1,000         5% due 10/15/2025                                                    1,043
                    AAA       Aaa         1,800         5% due 10/15/2029                                                    1,851
                    --------------------------------------------------------------------------------------------------------------
                    NR*       NR*         1,000   Schenectady, New York, GO, TAN, 6.25% due 12/30/2004                         999
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,200   Schenectady, New York, Metroplex Development Authority Revenue
                                                  Bonds, 4.50% due 9/15/2024 (b)                                             1,194
                    --------------------------------------------------------------------------------------------------------------
                                                  Suffolk County, New York, IDA, Civic Facility Revenue Bonds:
                    BBB       Baa1        2,000         (Huntington Hospital Project), Series B, 5.875% due 11/01/2032       2,059
                    NR*       NR*           135         (Special Needs Facilities Pooled Program), Series D-1, 6.50%
                                                        due 7/01/2017                                                          139
                    --------------------------------------------------------------------------------------------------------------
                    A         A3          1,360   Suffolk County, New York, IDA, IDR (Keyspan-Port Jefferson), AMT,
                                                  5.25% due 6/01/2027                                                        1,381
                    --------------------------------------------------------------------------------------------------------------
                    NR*       NR*         5,000   Suffolk County, New York, IDA, IDR, Refunding (Nissequogue
                                                  Cogeneration Partners Facility), AMT, 5.50% due 1/01/2023                  4,748
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         7,155   Suffolk County, New York, IDA, Solid Waste Disposal Facility,
                                                  Revenue Refunding Bonds (Ogden Martin System Huntington Project),
                                                  AMT, 6.25% due 10/01/2012 (a)                                              8,469
                    --------------------------------------------------------------------------------------------------------------
                                                  Tobacco Settlement Financing Corporation of New York Revenue Bonds:
                    AAA       Aaa         1,455         Series A-1, 5.25% due 6/01/2020 (a)                                  1,576
                    AA-       A3          1,100         Series C-1, 5.50% due 6/01/2022                                      1,190
                    --------------------------------------------------------------------------------------------------------------
                                                  Tompkins County, New York, IDA, Care Community Revenue Refunding
                                                  Bonds (Kendal at Ithaca) Series A-2:
                    BBB       NR*           900         5.75% due 7/01/2018                                                    932
                    BBB       NR*         1,000         6% due 7/01/2024                                                     1,039
                    --------------------------------------------------------------------------------------------------------------
                                                  Triborough Bridge and Tunnel Authority, New York, Revenue Refunding
                                                  Bonds (d):
                    AAA       Aaa         1,500         5.25% due 11/15/2023                                                 1,605
                    AAA       Aaa         2,290         Series B, 5% due 11/15/2032                                          2,336


12     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                    S&P       Moody's   Face
                    Ratings+  Ratings+  Amount    Municipal Bonds                                                           Value
==================================================================================================================================
New York (concluded)
----------------------------------------------------------------------------------------------------------------------------------
                                                  Troy, New York, City School District, GO, Refunding (c):
                    AAA       Aaa         $ 765         5.75% due 7/15/2017                                               $    880
                    AAA       Aaa           805         5.75% due 7/15/2018                                                    926
                    AAA       Aaa           850         5.75% due 7/15/2019                                                    978
                    --------------------------------------------------------------------------------------------------------------
                                                  Utica, New York, IDA, Civic Facility Revenue Bonds:
                    NR*       A1          1,000         (Munson, Williams, Proctor Institute), 5.375% due 7/15/2020          1,103
                    NR*       A1          1,210         (Munson, Williams, Proctor Institute), 5.40% due 7/15/2030           1,281
                    NR*       NR*         2,505         (Utica College Project), Series A, 5.75% due 8/01/2028               2,485
                    --------------------------------------------------------------------------------------------------------------
                    NR*       Aaa         1,000   Webster, New York, Central School District, GO, Refunding, 5%
                                                  due 6/15/2023 (c)                                                          1,053
                    --------------------------------------------------------------------------------------------------------------
                    NR*       NR*         5,200   Westchester County, New York, IDA, Continuing Care Retirement,
                                                  Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%
                                                  due 1/01/2034                                                              5,282
                    --------------------------------------------------------------------------------------------------------------
                                                  Willsboro, New York, Central School District, GO, Refunding (b):
                    NR*       Aaa           655         5.75% due 6/15/2026                                                    735
                    NR*       Aaa           690         5.75% due 6/15/2027                                                    773
                    NR*       Aaa           730         5.75% due 6/15/2028                                                    816
                    NR*       Aaa           770         5.75% due 6/15/2029                                                    861
==================================================================================================================================
Puerto Rico--9.8%
----------------------------------------------------------------------------------------------------------------------------------
                    BBB       Baa3        1,000   Children's Trust Fund Project of Puerto Rico, Tobacco Settlement
                                                  Revenue Refunding Bonds, 5.625% due 5/15/2043                                877
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         4,750   Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                                                  9.475% due 7/01/2016 (d)(g)                                                6,071
                    --------------------------------------------------------------------------------------------------------------
                    A         Baa1        3,250   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                  Transportation Revenue Refunding Bonds, Series D, 5.75%
                                                  due 7/01/2041                                                              3,563
                    --------------------------------------------------------------------------------------------------------------
                    AAA       Aaa         1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                                  Receipts, Class R, Series 16 HH, 9.428% due 7/01/2013 (c)(g)               1,303
                    --------------------------------------------------------------------------------------------------------------
                    CCC       Caa2        1,000   Puerto Rico Industrial, Medical and Environmental Pollution Control
                                                  Facilities Financing Authority, Special Facilities Revenue Bonds
                                                  (American Airlines Inc.), Series A, 6.45% due 12/01/2025                     638
                    --------------------------------------------------------------------------------------------------------------
                    NR*       Baa3        1,420   Puerto Rico Industrial, Tourist, Educational, Medical and
                                                  Environmental Control Facilities Revenue Bonds (Cogeneration
                                                  Facility--AES Puerto Rico Project), AMT, 6.625% due 6/01/2026              1,519
                    --------------------------------------------------------------------------------------------------------------
                    A-        Baa1        3,000   Puerto Rico Public Buildings Authority, Government Facilities
                                                  Revenue Refunding Bonds, Series I, 5.25% due 7/01/2033                     3,116
                    --------------------------------------------------------------------------------------------------------------
                                                  Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                                  Revenue Bonds, Series E:
                    BBB+      Baa2        1,495         5.50% due 2/01/2012 (e)                                              1,694
                    BBB+      Baa2          505         5.50% due 8/01/2029                                                    532
                    --------------------------------------------------------------------------------------------------------------
                    BBB+      Baa2        1,000   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                                  Appropriation, Series E, 5.70% due 2/01/2010 (e)                           1,135
                    --------------------------------------------------------------------------------------------------------------
                    AAA       NR*         1,800   Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                                  Series 272, 9.37% due 8/01/2030 (g)                                        2,111
==================================================================================================================================
U.S. Virgin Islands--2.1%
----------------------------------------------------------------------------------------------------------------------------------
                    BBB-      Baa3        4,500   Virgin Islands Government Refinery Facilities, Revenue Refunding
                                                  Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                    4,897
                    --------------------------------------------------------------------------------------------------------------
                                                  Total Municipal Bonds (Cost--$212,846)--98.6%                            227,411
                    ==============================================================================================================


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004     13

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                         Shares
                                           Held   Short-Term Securities                                                     Value
                    ==============================================================================================================
                                             42   CMA New York Municipal Money Fund (j)                                   $     42
                    --------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities (Cost--$42)--0.0%                                 42
                    ==============================================================================================================
                    Total Investments (Cost--$212,888**)--98.6%                                                            227,453

                    Other Assets Less Liabilities--1.4%                                                                      3,130
                                                                                                                          --------
                    Net Assets--100.0%                                                                                    $230,583
                                                                                                                          ========

+     Ratings of issues shown are unaudited.
*     Not Rated.
** The cost and unrealized appreciation/depreciation of investments as of September 30, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      -------------------------------------------------------------------------
      Aggregate cost ...........................................       $212,857
                                                                       ========
      Gross unrealized appreciation ............................       $ 15,307
      Gross unrealized depreciation ............................           (711)
                                                                       --------
      Net unrealized appreciation ..............................       $ 14,596
                                                                       ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f)   GNMA Collateralized.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2004.
(h)   Escrowed to maturity.
(i)   Radian Insured.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      -------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      -------------------------------------------------------------------------
      CMA New York Municipal Money Fund                      (381)        $15
      -------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of September 30, 2004 were as follows:

                                                                  (in Thousands)
      -------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Depreciation
      -------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 3.679%

      Broker, Morgan Stanley Capital
       Services, Inc., Expires December 2014            $25,000        $   (295)
      -------------------------------------------------------------------------

      Financial futures contracts sold as of September 30, 2004 were as follows:

                                                                  (in Thousands)
      -------------------------------------------------------------------------
      Number of                        Expiration       Face         Unrealized
      Contracts          Issue            Date          Value       Depreciation
      -------------------------------------------------------------------------
          115        10-Year U.S.       December
                     Treasury Bond       20 04         $12,939         $    (13)
      -------------------------------------------------------------------------

      See Notes to Financial Statements.


14     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

Statement of Assets and Liabilities

As of September 30, 2004
===============================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$212,846,353) ....................................                      $ 227,411,097
                       Investments in affiliated securities, at value
                        (identified cost--$41,661) .........................................                             41,661
                       Cash ................................................................                             15,718
                       Receivables:
                          Interest .........................................................    $   4,052,791
                          Beneficial interest sold .........................................          835,644
                          Variation margin .................................................           17,969
                          Dividends from affiliates ........................................              257         4,906,661
                                                                                                -------------
                       Prepaid expenses ....................................................                             43,607
                                                                                                                  -------------
                       Total assets ........................................................                        232,418,744
                                                                                                                  -------------
===============================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ..............                            295,175
                       Payables:
                          Securities purchased .............................................          730,755
                          Beneficial interest redeemed .....................................          429,154
                          Dividends to shareholders ........................................          261,188
                          Distributor ......................................................           44,470
                          Other affiliates .................................................           19,658
                          Investment adviser ...............................................           13,880         1,499,105
                                                                                                -------------
                       Accrued expenses ....................................................                             41,854
                                                                                                                  -------------
                       Total liabilities ...................................................                          1,836,134
                                                                                                                  -------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Net assets ..........................................................                      $ 230,582,610
                                                                                                                  =============
===============================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ........................................                      $   1,319,570
                       Class B Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ........................................                            520,218
                       Class C Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ........................................                            156,807
                       Class I Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ........................................                             93,658
                       Paid-in capital in excess of par ....................................                        233,074,088
                       Undistributed investment income--net ................................    $     372,435
                       Accumulated realized capital losses--net ............................      (19,210,725)
                       Unrealized appreciation--net ........................................       14,256,559
                                                                                                -------------
                       Total accumulated losses--net .......................................                         (4,581,731)
                                                                                                                  -------------
                       Net Assets ..........................................................                      $ 230,582,610
                                                                                                                  =============
===============================================================================================================================
Net Asset Value
-------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $145,532,288 and 13,195,702 shares
                        of beneficial interest outstanding .................................                      $       11.03
                                                                                                                  =============
                       Class B--Based on net assets of $57,408,692 and 5,202,180 shares
                        of beneficial interest outstanding .................................                      $       11.04
                                                                                                                  =============
                       Class C--Based on net assets of $17,309,235 and 1,568,069 shares
                        of beneficial interest outstanding .................................                      $       11.04
                                                                                                                  =============
                       Class I--Based on net assets of $10,332,395 and 936,583 shares
                        of beneficial interest outstanding .................................                      $       11.03
                                                                                                                  =============

      See Notes to Financial Statements.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004     15

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended September 30, 2004
===============================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
                       Interest ............................................................                      $  13,704,003
                       Dividends from affiliates ...........................................                             15,051
                                                                                                                  -------------
                       Total income ........................................................                         13,719,054
                                                                                                                  -------------
===============================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ............................................    $   1,336,830
                       Account maintenance and distribution fees--Class B ..................          336,046
                       Account maintenance fees--Class A ...................................          147,997
                       Accounting services .................................................          123,298
                       Account maintenance and distribution fees--Class C ..................          105,380
                       Transfer agent fees--Class A ........................................           73,863
                       Printing and shareholder reports ....................................           53,878
                       Professional fees ...................................................           57,574
                       Registration fees ...................................................           43,823
                       Transfer agent fees--Class B ........................................           39,045
                       Trustees' fees and expenses .........................................           16,936
                       Custodian fees ......................................................           16,016
                       Pricing fees ........................................................           14,799
                       Transfer agent fees--Class C ........................................            9,973
                       Transfer agent fees--Class I ........................................            5,125
                       Other ...............................................................           34,187
                                                                                                -------------
                       Total expenses before reimbursement .................................        2,414,770
                       Reimbursement of expenses ...........................................          (12,204)
                                                                                                -------------
                       Total expenses after reimbursement ..................................                          2,402,566
                                                                                                                  -------------
                       Investment income--net ..............................................                         11,316,488
                                                                                                                  -------------
===============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments--net .................................................       (4,632,257)
                          Futures contracts and forward interest rate swaps--net ...........       (2,392,938)       (7,025,195)
                                                                                                -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .................................................        1,304,618
                          Futures contracts and forward interest rate swaps--net ...........        1,223,615         2,528,233
                                                                                                -------------------------------
                       Total realized and unrealized loss--net .............................                         (4,496,962)
                                                                                                                  -------------
                       Net Increase in Net Assets Resulting from Operations ................                      $   6,819,526
                                                                                                                  =============

      See Notes to Financial Statements.


16     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                          September 30,
                                                                                                -------------------------------
Increase (Decrease) in Net Assets:                                                                   2004              2003
===============================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................................    $  11,316,488     $  12,231,014
                       Realized gain (loss)--net ...........................................       (7,025,195)        5,692,407
                       Change in unrealized appreciation/depreciation--net .................        2,528,233       (11,288,852)
                                                                                                -------------------------------
                       Net increase in net assets resulting from operations ................        6,819,526         6,634,569
                                                                                                -------------------------------
===============================================================================================================================
Dividends & Distributions to Shareholders
-------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ..........................................................       (7,065,053)       (7,015,807)
                          Class B ..........................................................       (2,932,447)       (3,930,531)
                          Class C ..........................................................         (749,487)         (674,336)
                          Class I ..........................................................         (499,877)         (524,923)
                       Realized gain--net:
                          Class A ..........................................................          (37,165)               --
                          Class B ..........................................................          (17,832)               --
                          Class C ..........................................................           (4,364)               --
                          Class I ..........................................................           (2,397)               --
                                                                                                -------------------------------
                       Net decrease in net assets resulting from dividends and distributions
                        to shareholders ....................................................      (11,308,622)      (12,145,597)
                                                                                                -------------------------------
===============================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from beneficial interest
                        transactions .......................................................      (20,837,404)      (13,394,701)
                                                                                                -------------------------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ........................................      (25,326,500)      (18,905,729)
                       Beginning of year ...................................................      255,909,110       274,814,839
                                                                                                -------------------------------
                       End of year* ........................................................    $ 230,582,610     $ 255,909,110
                                                                                                ===============================
                          * Undistributed investment income--net ...........................    $     372,435     $     364,569
                                                                                                ===============================

      See Notes to Financial Statements.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004     17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                             Class A
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended September 30,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2004            2003            2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year   $  11.23        $  11.45        $  11.14       $  10.49       $  10.49
                                                            ----------------------------------------------------------------------
                       Investment income--net ...........        .53++           .54++           .51            .50            .50
                       Realized and unrealized gain
                        (loss)--net .....................       (.20)           (.22)            .32            .64            .01
                                                            ----------------------------------------------------------------------
                       Total from investment operations .        .33             .32             .83           1.14            .51
                                                            ----------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ........       (.53)           (.54)           (.52)          (.49)          (.50)
                          Realized gain--net ............         --+             --              --+            --             --
                          In excess of realized gain--net         --              --              --             --           (.01)
                                                            ----------------------------------------------------------------------
                       Total dividends and distributions        (.53)           (.54)           (.52)          (.49)          (.51)
                                                            ----------------------------------------------------------------------
                       Net asset value, end of year .....   $  11.03        $  11.23        $  11.45       $  11.14       $  10.49
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share       3.05%           2.89%           7.73%         11.01%          5.08%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...        .84%            .84%            .80%           .69%           .79%
                                                            ======================================================================
                       Expenses .........................        .85%            .84%            .80%           .69%           .79%
                                                            ======================================================================
                       Investment income--net ...........       4.79%           4.83%           4.60%          4.56%          4.85%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) ..................   $145,532        $150,395        $145,267       $134,563       $126,138
                                                            ======================================================================
                       Portfolio turnover ...............      21.68%          55.91%          53.86%         76.22%        149.47%
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


18     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

                                                                                             Class B
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended September 30,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2004            2003            2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year   $  11.23        $  11.46        $  11.15       $  10.50       $  10.49
                                                            ----------------------------------------------------------------------
                       Investment income--net ...........        .49++           .50++           .47            .45            .46
                       Realized and unrealized gain
                        (loss)--net .....................       (.20)           (.24)            .32            .64            .02
                                                            ----------------------------------------------------------------------
                       Total from investment operations .        .29             .26             .79           1.09            .48
                                                            ----------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ........       (.48)           (.49)           (.48)          (.44)          (.46)
                          Realized gain--net ............         --+             --              --+            --             --
                          In excess of realized gain--net         --              --              --             --           (.01)
                                                            ----------------------------------------------------------------------
                       Total dividends and distributions        (.48)           (.49)           (.48)          (.44)          (.47)
                                                            ----------------------------------------------------------------------
                       Net asset value, end of year .....   $  11.04        $  11.23        $  11.46       $  11.15       $  10.50
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share       2.72%           2.38%           7.29%         10.56%          4.75%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...       1.25%           1.25%           1.21%          1.10%          1.20%
                                                            ======================================================================
                       Expenses .........................       1.25%           1.25%           1.21%          1.10%          1.20%
                                                            ======================================================================
                       Investment income--net ...........       4.39%           4.41%           4.19%          4.16%          4.44%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) ..................   $ 57,409        $ 78,510        $102,847       $123,173       $133,180
                                                            ======================================================================
                       Portfolio turnover ...............      21.68%          55.91%          53.86%         76.22%        149.47%
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004     19

[LOGO] Merrill Lynch Investment Managers

                                                                                             Class C
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended September 30,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2004            2003            2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year   $  11.24        $  11.46        $  11.15       $  10.50       $  10.50
                                                            ----------------------------------------------------------------------
                       Investment income--net ...........        .48++           .48++           .45            .44            .45
                       Realized and unrealized gain
                        (loss)--net .....................       (.21)           (.22)            .32            .64            .01
                                                            ----------------------------------------------------------------------
                       Total from investment operations .        .27             .26             .77           1.08            .46
                                                            ----------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ........       (.47)           (.48)           (.46)          (.43)          (.45)
                          Realized gain--net ............         --+             --              --+            --             --
                          In excess of realized gain--net         --              --              --             --           (.01)
                                                            ----------------------------------------------------------------------
                       Total dividends and distributions        (.47)           (.48)           (.46)          (.43)          (.46)
                                                            ----------------------------------------------------------------------
                       Net asset value, end of year .....   $  11.04        $  11.24        $  11.46       $  11.15       $  10.50
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share       2.53%           2.38%           7.19%         10.45%          4.55%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...       1.35%           1.34%           1.31%          1.19%          1.30%
                                                            ======================================================================
                       Expenses .........................       1.35%           1.35%           1.31%          1.19%          1.30%
                                                            ======================================================================
                       Investment income--net ...........       4.29%           4.32%           4.10%          4.05%          4.34%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                       (in thousands) ...................   $ 17,309        $ 16,729        $ 14,773       $  8,730       $  6,777
                                                            ======================================================================
                       Portfolio turnover ...............      21.68%          55.91%          53.86%         76.22%        149.47%
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


20     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

Financial Highlights (concluded)

                                                                                            Class I
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.                          For the Year Ended September 30,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2004            2003            2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year   $  11.23        $  11.46        $  11.14       $  10.49       $  10.49
                                                            ----------------------------------------------------------------------
                       Investment income--net ...........        .54++           .55++           .52            .51            .51
                       Realized and unrealized gain
                        (loss)--net .....................       (.20)           (.23)            .33            .64            .01
                                                            ----------------------------------------------------------------------
                       Total from investment operations .        .34             .32             .85           1.15            .52
                                                            ----------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ........       (.54)           (.55)           (.53)          (.50)          (.51)
                          Realized gain--net ............         --+             --              --+            --             --
                          In excess of realized gain--net         --              --              --             --           (.01)
                                                            ----------------------------------------------------------------------
                       Total dividends and distributions        (.54)           (.55)           (.53)          (.50)          (.52)
                                                            ----------------------------------------------------------------------
                       Net asset value, end of year .....   $  11.03        $  11.23        $  11.46       $  11.14       $  10.49
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share       3.15%           2.89%           7.93%         11.12%          5.19%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...        .74%            .74%            .71%           .59%           .70%
                                                            ======================================================================
                       Expenses .........................        .75%            .74%            .71%           .59%           .70%
                                                            ======================================================================
                       Investment income--net ...........       4.90%           4.92%           4.69%          4.66%          4.95%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                       (in thousands) ...................   $ 10,332        $ 10,275        $ 11,928       $ 17,553       $ 12,579
                                                            ======================================================================
                       Portfolio turnover ...............      21.68%          55.91%          53.86%         76.22%        149.47%
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004     21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are


22     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004
entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(h) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $61,758 has been reclassified between undistributed net investment income and accumulated realized capital losses as a result of permanent differences attributable to the characterization of distributions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. The Investment Adviser has agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA New York Municipal Money Fund. For the year ended September 30, 2004, FAM reimbursed the Fund in the amount of $12,204.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ..................................             .10%             --
Class B ..................................             .25%            .25%
Class C ..................................             .25%            .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $ 3,733              $29,039
Class I ..............................              $   137              $ 1,500
--------------------------------------------------------------------------------

For the year ended September 30, 2004, MLPF&S received contingent deferred sales charges of $58,101 and $5,661 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended September 30, 2004, the Fund reimbursed FAM $5,943 for certain accounting services.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004     23

[LOGO] Merrill Lynch Investment Managers

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2004 were $50,720,487 and $69,269,864, respectively.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $20,837,404 and $13,394,701 for the years ended September 30, 2004 and September 30, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           274,163       $  3,038,027
Automatic conversion of shares ...........           917,135         10,169,201
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................           296,432          3,278,791
                                                 ------------------------------
Total issued .............................         1,487,730         16,486,019
Shares redeemed ..........................        (1,689,197)       (18,685,677)
                                                 ------------------------------
Net decrease .............................          (201,467)      $ (2,199,658)
                                                 ==============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           352,853       $  3,982,923
Automatic conversion of shares ...........         1,289,920         14,510,769
Shares issued to shareholders in
   reinvestment of dividends .............           294,948          3,301,906
                                                 ------------------------------
Total issued .............................         1,937,721         21,795,598
Shares redeemed ..........................        (1,225,504)       (13,734,324)
                                                 ------------------------------
Net increase .............................           712,217       $  8,061,274
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           168,284       $  1,861,893
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................           139,792          1,548,385
                                                 ------------------------------
Total issued .............................           308,076          3,410,278
Automatic conversion of shares ...........          (916,671)       (10,169,201)
Shares redeemed ..........................        (1,178,642)       (13,010,193)
                                                 ------------------------------
Net decrease .............................        (1,787,237)      $(19,769,116)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           671,466       $  7,542,923
Shares issued to shareholders in
   reinvestment of dividends .............           181,399          2,032,183
                                                 ------------------------------
Total issued .............................           852,865          9,575,106
Automatic conversion of shares ...........        (1,289,016)       (14,510,769)
Shares redeemed ..........................        (1,549,730)       (17,375,274)
                                                 ------------------------------
Net decrease .............................        (1,985,881)      $(22,310,937)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           340,507       $  3,787,570
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................            42,864            474,337
                                                 ------------------------------
Total issued .............................           383,371          4,261,907
Shares redeemed ..........................          (304,205)        (3,363,887)
                                                 ------------------------------
Net increase .............................            79,166       $    898,020
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           394,417       $  4,440,527
Shares issued to shareholders in
   reinvestment of dividends .............            38,176            427,880
                                                 ------------------------------
Total issued .............................           432,593          4,868,407
Shares redeemed ..........................          (232,488)        (2,601,567)
                                                 ------------------------------
Net increase .............................           200,105       $  2,266,840
                                                 ==============================


24     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           143,648       $  1,584,671
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................            25,013            276,621
                                                 ------------------------------
Total issued .............................           168,661          1,861,292
Shares redeemed ..........................          (147,034)        (1,627,942)
                                                 ------------------------------
Net increase .............................            21,627       $    233,350
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            81,095       $    903,589
Shares issued to shareholders in
   reinvestment of dividends .............            23,782            266,391
                                                 ------------------------------
Total issued .............................           104,877          1,169,980
Shares redeemed ..........................          (231,116)        (2,581,858)
                                                 ------------------------------
Net decrease .............................          (126,239)      $ (1,411,878)
                                                 ==============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended September 30, 2004.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2004 and September 30, 2003 was as follows:

-------------------------------------------------------------------------------
                                                  9/30/2004          9/30/2003
-------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income .....................      $ 11,246,864       $ 12,145,597
   Ordinary income .......................            61,758                 --
                                                -------------------------------
Total distributions ......................      $ 11,308,622       $ 12,145,597
                                                ===============================

As of September 30, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................         $   223,361
Undistributed long-term capital gains--net ..............                  --
                                                                  -----------
Total undistributed earnings--net .......................             223,361
Capital loss carryforward ...............................          (8,612,548)*
Unrealized gains--net ...................................           3,807,456**
                                                                  -----------
Total accumulated losses--net ...........................         $(4,581,731)
                                                                  ===========

* On September 30, 2004, the Fund had a net capital loss carryforward of $8,612,548, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004     25

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Multi-State Municipal
Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (the "Trust") as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 12, 2004


26     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Trustee               ("FAM")-advised funds since 1999; Chairman
            Age: 64                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD") from 1986 to 2002 and
                                                 Director thereof from 1991 to 2002; Executive Vice
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") from 1993 to 2002; President
                                                 of Princeton Administrators, L.P. from 1989 to 2002;
                                                 Director of Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1995 to  Director, The China Business Group, Inc. since 1996   38 Funds        None
Bodurtha    Princeton, NJ               present  and Executive Vice President thereof from 1996 to     55 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 60                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of Employee     38 Funds        Kimco Realty
            Princeton, NJ               present  Benefit Assets of the Association of Financial        55 Portfolios   Corporation
            08543-9095                           Professionals ("CIEBA") since 1986; Member of
            Age: 69                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer
                                                 of International Business Machines Corporation
                                                 ("IBM") and Chief Investment Officer of IBM
                                                 Retirement Funds from 1986 to 1993; Member of
                                                 the Investment Advisory Committee of the State of
                                                 New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management Company
                                                 from 1992 to 2004, Vice Chairman thereof from1998
                                                 to 2004 and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of
                                                 the Virginia Retirement System since 1998 and Vice
                                                 Chairman thereof since 2002; Director, Montpelier
                                                 Foundation since 1998 and its Vice Chairman since
                                                 2000; Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member of the
                                                 Investment Committee of the National Trust for
                                                 Historic Preservation since 2000.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004     27

[LOGO] Merrill Lynch Investment Managers

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1987 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 65                              Trustee thereof since 1980; Dean, Gallatin Division
                                                 of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993; Director, Level Playing
                                                 Field (education) from 2000 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Trustee      1985 to  Harvard Business School: George Gund Professor of     38 Funds        None
Perold      Princeton, NJ               present  Finance and Banking since 2000; Senior Associate      55 Portfolios
            08543-9095                           Dean, Director of Faculty Recruiting since 2001;
            Age: 52                              Finance Area Chair from 1996 to 2001; Sylvan C.
                                                 Coleman Professor of Financial Management from
                                                 1993 to 2000; Director, Genbel Securities Limited and
                                                 Gensec Bank from 1999 to 2003; Director, Stockback,
                                                 Inc. from 2000 to 2002; Director, Sanlam Limited from
                                                 2001 to 2003; Trustee, Commonfund from 1989 to
                                                 2001; Director, Sanlam Investment Management from
                                                 1999 to 2001; Director, Bulldogresearch.com from
                                                 2000 to 2001; Director, Quantec Limited from 1991
                                                 to 1999; Director and Chairman of the Board of
                                                 UNX Inc. since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      2000 to  Shareholder of Modrall, Sperling, Roehl, Harris &     38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 62                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder of Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director, Coopers, Inc. since
                                                 1999; Director of ECMC Group (service provider to
                                                 students, schools and lenders) since 2001; Director,
                                                 United New Mexico Bank (now Wells Fargo) from
                                                 1983 to 1988; Director, First National Bank of New
                                                 Mexico (now Wells Fargo) from 1975 to 1976.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      55 Portfolios
Jr.         08543-9095                           Asset Management from 1992 to 1995; Chairman
            Age: 67                              of Salomon Brothers equity mutual funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock Research and
                                                 U.S. Equity Strategist at Salomon Brothers from 1975
                                                 to 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Trustee      2002 to  Chairman of Fernwood Advisors, Inc. (investment       39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of R.P.P.
            Age: 71                              Corporation (manufacturing) since 1978; Director of
                                                 International Mobile Communications, Incorporated
                                                 (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


28     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

Officers and Trustees (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Director of MLIM Taxation since
            Age: 44        Treasurer    1999 to  1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

 -----------------------------------------------------------------------------
 Andre F. Perold resigned as a Director of the Fund effective October 1, 2004.
 -----------------------------------------------------------------------------


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004     29

[LOGO] Merrill Lynch Investment Managers

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust during the taxable year ended September 30, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the Fund paid a taxable ordinary income distribution of $.002743 per share to shareholders of record on December 22, 2003.

Please retain this information for your records.


30     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2004     31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #10344 -- 9/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

        (a) Audit Fees -         Fiscal Year Ending September 30, 2004 - $26,000
                                 Fiscal Year Ending September 30, 2003 - $26,000

        (b) Audit-Related Fees - Fiscal Year Ending September 30, 2004 - $0
                                 Fiscal Year Ending September 30, 2003 - $0

        (c) Tax Fees -           Fiscal Year Ending September 30, 2004 - $5,610
                                 Fiscal Year Ending September 30, 2003 - $4,800

        The nature of the services include tax compliance, tax advice and tax planning.

        (d) All Other Fees -     Fiscal Year Ending September 30, 2004 - $0
                                 Fiscal Year Ending September 30, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2004 - $14,091,966
             Fiscal Year Ending September 30, 2003 - $18,527,998

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust


By: /s/ Terry K. Glenn
    ---------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch New York Municipal Bond Fund of
    Merrill Lynch Multi-State Municipal Series Trust

Date: November 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    ---------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch New York Municipal Bond Fund of
    Merrill Lynch Multi-State Municipal Series Trust

Date: November 19, 2004


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch New York Municipal Bond Fund of
    Merrill Lynch Multi-State Municipal Series Trust

Date: November 19, 2004